UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 27, 2010 (Date of earliest event reported)
Collective Brands, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14770 (Commission File Number)	43-1813160 (IRS Employer Identification Number)

3231 Southeast Sixth Avenue (Address of principal executive offices)		66607-2207 (Zip Code)
785-233-5171 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders (the "Annual Meeting") of Collective Brands Inc. (the "Company") was held on May 27, 2010. At the Annual Meeting, the stockholders of the Company elected three directors to serve on the Company's Board of Directors until the 2013 Annual Meeting or until their successors have been duly elected and qualified and ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal 2010. As of the record date, April 1, 2010, there were 64,783,038 shares of common stock entitled to vote at the Annual Meeting. There were present at the Annual Meeting, in person or by proxy, holders of 59,290,536 shares representing approximately 91% of the common stock entitled to vote at the Annual Meeting.

The individuals named below were elected to the Company's Board of Directors for a term expiring at the 2013 Annual Meeting or until their successors have been duly elected:

                                       Votes                     Broker
 Nominee             Votes For       Withheld    Abstentions    Non-Votes
-----------------    ----------     ---------    -----------    ---------
Daniel Boggan Jr     53,709,325       644,892         0         4,936,319
Michael A. Weiss     51,237,095     3,117,122         0         4,936,319
Robert C. Wheeler    51,220,700     3,133,517         0         4,936,319

Other directors whose term of office continues after the meeting include: Messrs. Robert F. Moran, Matthew A. Quimet, and Matthew E. Rubel with terms expiring at the 2011 Annual Meeting and Messrs. John F. McGovern and D. Scott Olivet, and Ms. Mylle H. Mangum with terms expiring at the 2012 Annual Meeting.

The appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company's consolidated financial statements and the Company's internal controls over financial reporting for fiscal 2010, was ratified with 58,944,741 affirmative votes, 316,711 against votes, 29,084 abstentions and 0 non-votes. The affirmative vote of the holders of a majority of the outstanding shares of common stock represented at the Annual Meeting was required to ratify the appointment of Deloitte & Touche LLP.

Item 7.01. Regulation FD Disclosure

On May 27, 2010, the Company, a Delaware corporation, issued a press release announcing the results of its Annual Meeting for fiscal 2009, which ended January 30, 2010. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Collective Brands, Inc. dated May 27, 2010

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2010	COLLECTIVE BRANDS, INC. By: /s/ Douglas G. Boessen Douglas G. Boessen Division Senior Vice President - Chief Financial Officer and Treasurer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Collective Brands, Inc. dated May 27, 2010